MCMORAN EXPLORATION CO.

nyse:MMR



2nd Quarter 2004 Conference Call

James R. Moffett

Richard C. Adkerson

Co-Chairmen of the Board

July 22, 2004



Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2003 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2003.

2nd Quarter 2004 Highlights

- **Active Exploratory Drilling Through Multi-year Joint Venture:**
  - 2 Exploratory Wells in Progress, Minuteman & Deep Tern
  - Dawson Deep "Take Point" Well to Commence Drilling in August 2004
  - Additional Exploratory Wells to Spud in 2H04

- **JB Mountain/Mound Point Activities**
  - 3 Wells Currently Producing at 75 Mmcfe/d
    - Successful Reperforation at JB Mountain #2 in Late June (Current Rate of 55 Mmcfe/d)
    - Additional Remedial Work for JB Mountain #1 Well Planned for 3Q04
  - Operator Considering Drilling Options for JB Mountain #3 and Mound Point #2
  - Significant Future Drilling Opportunities

- **Continue to Advance Main Pass Energy Hub™ (MPEH™)**
  - U.S. Coast Guard Deemed License Application Complete in June 2004; Expect Decision on Application in May 2005
  - Positive Discussions Continue Regarding Commercial Arrangements for the MPEH™ Facility

Exploration Joint Venture

- **Private Partner Committed a Minimum of $200 Million in Exploration Funding Over Multi-Year Period**
- **Enables McMoRan to Proceed in Significantly Broader Drilling**
- **Amended Original Participation Agreement in 2Q04**
  - Partner Has Rights to Participate for 50% of McMoRan's Interest in Prospects by Funding 50% of McMoRan's Costs
  - Partner Funded $12 Million Management Fee to McMoRan in 2Q04
    - $6 Million Recognized to Income in 2Q04; Expect to Recognize Balance in 2nd Half 2004
- **Since Inception, Joint Venture Participated in 4 Exploratory Wells**
- **Additional Wells Being Planned**

Exploratory Drilling Update



- **Minuteman – Eugene Island Blocks 212/213**
  - Drilled to 19,820'
  - LWD Indicates 50' Gross of Potential Pay, Had Underground Gas Flow
  - By-Pass Well to Drill from Original Wellbore, Proposed TD 22,000'
  - Pursuing Insurance Claim for Well Control Cost and By-Pass Drilling Costs
  - To Target Upper Miocene Sands
  - Production Could be Tied to McMoRan Facility at EI 215 by Year-End 2004
- **Deep Tern Pliocene (Development) – Eugene Island Block 193**
  - Spud July 13, 2004
  - Currently Drilling Below 4,500', Proposed TD is 17,000'
  - ChevronTexaco to Participate for 43.75% Working Interest
- **Deep Tern Miocene (Exploration) – Eugene Island Block 193**
  - Beneath Pliocene Sands
  - Proposed TD is 20,035'
- **Dawson Deep – Garden Banks Block 625**
  - Original Well and Sidetrack Well Encountered Hydrocarbons
  - "Take Point" Well to Spud in 3Q04 to Maximize Hydrocarbon Production
  - Available SubSea Tie Back to Kerr McGee's Gunnison Spar Facility

Near-Term Drilling Prospects


McMoRan
SOUTH MARSH ISLAND 217
Hurricane Upthrown
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
Mound Point West Fault Block
SOUTH MARSH ISLAND 223
JB Mountain
HOUSTON
ORLEANS
CHANDELEUR
BRETON
DESTIN
HIGH ISLAND 131
King of the Hill
SOUTH MARSH ISLAND 224
JB Mountain Deep
EAST CAMERON
HIGH ISLAND
WEST CAMERON
SOUTH MARSH ISLAND
SOUTH PELTO
WEST DELTA
SOUTH PASS
VERMILION 227/228
Caracara
VERMILION
SOUTH TIMBALIER
MISSISSIPPI CANYON
DE SOTO CANYON
MATAGORDA ISLAND
EAST CAMERON 342
Falcon
EWING BANK
MUSTANG ISLAND
EAST BREAKS
GARDEN BANKS
EUGENE ISLAND 212/213
Minuteman (Phoenix)
GARDEN BANKS 625
Dawson Deep Take Point
EUGENE ISLAND 193
Deep Tern Pliocene
Deep Tern Miocene
NORTH PADRE ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
WALKER RIDGE
LUND
HENDERSON

- McMoRan/El Paso Program Prospects
- McMoRan Prospects

Near-Term Drilling Prospects

Prospect	Water Depth	WI*	NRI*	True Vertical Depth	Gross Unrisked Potential	Net Unrisked Potential
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.3%	20,000'	1.3 Tcfe	0.3 Tcfe
Mound Point West Fault Block	10'	30.4%	21.6%	20,000'	1.1 Tcfe	0.2 Tcfe
			MMR/EP Program		*4.7 Tcfe*	*1.3 Tcfe*
			McMoRan Share			*0.6 Tcfe*
Eugene Island 212/213						
Minuteman (Phoenix)	100'	33.3%	24.3%	22,000'	0.3 Tcfe	0.1 Tcfe
Eugene Island 193						
Deep Tern Pliocene	90'	26.7%	20.6%	~17,000'	0.06 Tcfe	0.01 Tcfe
Deep Tern Miocene		48.6%	37.2%	20,350'	0.15 Tcfe	0.06 Tcfe
Garden Banks 625						
Dawson Deep Take Point Well	2,900'	30.0%	24.0%	23,674'	0.2 Tcfe	0.05 Tcfe
High Island Block 131						
King of the Hill	40'	25.0%	19.6%	17,300'	0.3 Tcfe	0.06 Tcfe
South Marsh Island 224						
JB Mountain Deep	10'	27.5%	19.4%	23,000'	0.9 Tcfe	0.18 Tcfe
South Marsh Island 217						
Hurricane Upthrown	10'	27.5%	19.4%	19,500'	0.9 Tcfe	0.18 Tcfe
Vermilion Blocks 227/228						
Caracara	122'	25.0%	20.8%	18,500'	0.2 Tcfe	0.04 Tcfe
East Cameron Block 342						
Falcon	260'	25.0%	18.8%	18,500'	0.1 Tcfe	0.02 Tcfe
			Gross Unrisked Potential		*7.9 Tcfe*	
			Net Unrisked Potential			*1.3 Tcfe*

** Interests currently held may change as a result of partner elections or future drilling arrangements.*

Near-term Drilling Status

- King of the Hill – High Island Block 131
  - Expected to Spud in 3Q04, TD is 18,000'
  - Gryphon to Participate in Well
  - To Target Gyrodina Sands
- JB Mountain Deep – South Marsh Island Block 224
  - Block 224 East and Adjacent to Original JB Mountain Discovery
  - Expected to Spud in September 2004, Proposed TD is 23,000'
  - To Target Rob L, Operc and Gyrodina Sands
- Hurricane Upthrown – South Marsh Island Block 217
  - Located Northwest of Hurricane Prospect
  - Expected to Spud in August 2004, Proposed TD is 18,000'
  - To Target Rob L and Operc Sands
- Caracara – Vermilion Blocks 227/228
  - Expected to Spud 4Q04, Proposed TD is 18,500'
  - Noble to Participate in Well
  - To Target Pliocene/Miocene Sands
- Falcon – East Cameron Block 342
  - Expected to Spud 1H05, Proposed TD is 19,000'
  - Noble to Participate in Well
  - To Target Upper Miocene Sands

JB Mountain/Mound Point Activities

- **3 Wells Producing**
  - JB Mountain #1, #2, and Mound Point #1
  - Aggregate Production Averaged 43 Mmcfe/d in 2Q04
  - Current Gross Total Rate For 3 Wells is 75 Mmcfe/d
  - JB Mountain #2 Remedial Activities
    - Successfully Re-perforated Gyro Section in Late June 2004
    - Well Currently Producing 55 Mmcfe/d
  - Additional Remedial Activities Planned for JB Mountain #1 in 3Q04
- **MMR Will Participate for 50% of Revenues and Costs After 100 Bcfe is Produced Net to the Program's Interests**

JB Mountain/Mound Point Activities *(continued)*

- **JB Mountain #3 – South Marsh Island Block 223 #221**
  - Drilled to 14,688'
  - Encountered Mechanical Difficulties Prior to Reaching Target Objective
  - Well Temporarily Abandoned
  - Operator Evaluating Sidetrack, Proposed TD 22,000'

- **Mound Point #2 – State Lease 340**
  - Drilled to 18,724'
  - Logs Indicated Hydrocarbon-Bearing and Wet Sands
  - Well Temporarily Abandoned
  - Operator Considering Potential Deepening of Well

- **Significant Further Exploration and Development Opportunities Exist**

Reversionary Interest

- **Interests in 3 Properties Sold for $60 Million in 2002**
- **Represented 2.5 Bcfe of MMR's Proved Reserves at 12/31/03**
- **Retained Reversionary Interest Equal to 75% of Transferred Interest After Payout in the Following Prospects:**
  - Vermilion Block 196 (Lombardi)
  - Main Pass Blocks 86/97 (Shiner)
  - 80% of Ship Shoal Block 296 (Raptor)
- **4 Wells Currently Producing at an Average Rate of 14 Mmcfe/d Net to 3rd Party's Interest**
  - 1st Shiner Well Came Online in June 2004
  - 2nd Shiner Well Expected to Commence Production in September 2004
- **Current Payout Balance of Approximately $20 MM; Payout Could Occur by Early 2005**

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

MPEH™ Proposed Pipeline Map



Mississippi
Alabama
8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
Louisiana
Southern Natural
Main Pass Energy Hub™
Tennessee
Columbia Gulf

Project Background

- Located 17 Miles Offshore Southeast Louisiana in Water Depths of 210' Close to Major Deep Water Shipping Lanes
- Utilize Existing Platforms
- Receive and Process 1 Bcf of Regasified LNG Using Existing, Proven Technologies
- 28 Bcf of Salt Cavern Storage for Revaporized LNG
- Designed to Offload a 145,000m^3 LNG Carrier in 12 Hours
- Planning a Pipeline Header With Connections to Major U. S. Pipelines Serving the Eastern Half of the U. S.
- To be Permitted by the U. S. Coast Guard and MARAD (Maritime Administration) Under the Mandated One Year Process

Main Pass Energy Hub™ Platforms



August 2000
Configuration



July 2004
Remaining Platforms

LNG Project Status Report

- Existing Platform Infrastructure Converted to MPEH™ Configuration
- Coast Guard Deemed License Application Complete in June 2004
  - Application Decision Expected by May 2005
- Preliminary Engineering Completed:
  - Marine
  - Process
  - Environmental/Regulatory
- Advancing Commercial Discussions for Supply and Off Take Contracts
- Facilities Could be Operational by 2008

Cash & Capital Expenditure Outlook

- **Unrestricted Cash Approximated $86 Million at 6/30/04**
- **McMoRan Exploratory Drilling to Approximate $40-$50 Million in Second Half 2004**
- **Costs for Main Pass Energy Hub™ Permitting and Commercialization Efforts to Approximate $3 Million in Second Half 2004**
- **Considering Financing Options for Expanded Opportunities**

McMoRan Investment Summary

- **High Potential E&P Opportunities**
  - **Active Program Under Way**
  - **Deep Shelf Prospects Near Existing Infrastructure**

- **Significant Opportunities from MPEH™ LNG Project**

Minuteman Exploration Prospect




209
210
211
152
EL PASO
175
CONTANGO
POGO
UNOCAL
CHEVRON
ANADARKO
214
SPINNAKER
213
UNOCAL
212
MULTIPLE
LEVELS
UNOCAL
176
231
232
233
199
CHEVRON
STONE

MMR Working Interest: 33.3%

MMR Net Revenue Interest: 24.3%

Water Depth: 100 Feet

Gross Acreage: 9,600

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Total Well Depth: 22,000' TVD

Eugene Island 212/213

(previously Phoenix prospect)

Deep Tern Exploration Prospect


185
186
MURPHY
WESTPORT
194
193
Drilling
Prop
Loc.
MOXY
207
208
PIONEER

Eugene Island 193

Water Depth: 90 Feet

Gross Acreage: 17,500

Pliocene – Development Objective

MMR Working Interest: 26.7%

MMR Net Revenue Interest: 20.6%

Gross Unrisked Potential: 0.06 Tcfe

Net Unrisked Potential: 0.01 Tcfe

Proposed Well Depth: 17,000' TVD

Miocene – Exploration Objective

MMR Working Interest: 48.6%

MMR Net Revenue Interest: 37.2%

Gross Unrisked Potential: 0.15 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Proposed Well Depth: 20,350' TVD

Dawson Deep Take Point Well


579
580
581
582
623
624
625
626
667
668
669
670
DEVON
KERR-MCGEE
A
A'
GB 625 #2ST Sidetracked
GB 625 #2ST-2 (TA) Appraisal Well
GB 625 #2ST3 "Take Point"
Dawson Deep
Durango
Gannison

MMR Working Interest: 30%

MMR Net Revenue Interest: 24%

Water Depth: 2,900 Feet

Gross Acreage: 5,760

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.05 Tcfe

Total Measured Depth: 23,674'

Garden Banks 625

Dawson Deep Cross Section



A
Kerr McGee
GB 625 #2ST-1, #2ST-2 & #2ST3
A'
GB-625
GB-669
5000
10000
15000
20000
25000
Gunnison Pay Section
Dawson Area Objectives
Dawson Deep Objectives
Salt
Ultra Deep Objectives
New Takepoint #2ST3
Dawson Deep Schematic Cross Section NW - SE

King of the Hill Exploration Prospect


116
117
118
FOREST
132
131
130
McMoRan/GRYPHON
WM G HELIS
164
165
166
HOU EXPL
SPINNAKER
EOG RES

High Island 131

- MMR Working Interest: 25.0%
- MMR Net Revenue Interest: 19.6%
- Water Depth: 40 Feet
- Gross Acreage: 5,760
- Gross Unrisked Potential: 0.3 Tcfe
- Net Unrisked Potential: 0.06 Tcfe
- Total Well Depth: 17,300' TVD

JB Mountain Deep




216
215
214
El Paso #218
JB Mtn. #1
Discovery
Producing
TEXACO
223
224
225
El Paso #219
JB Mtn. #2
Producing
Proposed Location
El Paso #221
JB Mtn. #3
229
228
227

South Marsh Island 224

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Unrisked Potential: 0.9 Tcfe

Net Unrisked Potential: 0.18 Tcfe

Proposed Well Depth: 23,000' TVD

Hurricane Upthrown Prospect

South Marsh Island 217



Hurricane
SMI Block 217
JB Mountain
SMI Block 223
B
NW
B'
SE
Upthrown Prospect
Loc C
Loc B
#220
JBM #1
#218
JBM #2
#219
JBM #3
#221
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO



211
212
213
218
217
216
215
221
222
223
224
231
230
B
B'
TEXACO
Loc "C"
Loc "B"
Hurricane
Upthrown
El Paso #218
JB Mtn. #1
Discovery
Producing
El Paso #220
Hurricane
Non commercial
El Paso #219
JB Mtn. #2
Producing
El Paso #221
JB Mtn. #3

MMR Working Interest: 27.5%
MMR Net Revenue Interest: 19.4%
Water Depth: 10 Feet
Gross Unrisked Potential: 0.9 Tcfe
Net Unrisked Potential: 0.18 Tcfe
Proposed Well Depth: 19,500' TVD

Caracara Exploration Prospect


216
215
NEWFIELD
227
228
McMoRan/NOBLE
McMoRan/NOBLE
236
235
REMINGTON
NOBLE

Vermilion Blocks 227/228

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 20.8%

Water Depth: 122 Feet

Gross Acreage: 10,000

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.04 Tcfe

Total Well Depth: 18,500' TVD

Falcon Exploration Prospect



MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 260 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.02 Tcfe

Total Well Depth: 18,500' TVD


328
327
326
MARITECH
W&T OFFSH
341
342
McMoRan/NOBLE
343
346
345
344
W&T OFFSH
REMINGTON

East Cameron Block 342